SPARTAN MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN U.S. TREASURY MONEY MARKET FUND

TELEPHONE VOTING SCRIPT

Introduction

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ____________ (THREE OPTIONS:
SPARTAN MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND, SPARTAN U.S. TREASURY MONEY MARKET FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS
THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.   I AM CALLING YOU TO
ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE __________ (THREE OPTIONS: SPARTAN MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND, SPARTAN U.S. TREASURY MONEY MARKET FUND) PROXY MATERIAL? THE PACKAGE WAS MAILED IN MARCH. (Describe the mailings to the shareholder if he/she does not recall it ==> 6"x9" envelope with yellow and black bar down the side.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.

Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?

(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)

Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy card in the return envelope provided, before the shareholder meeting May 19th. Inform the shareholder that if he/she wishes to vote by fax, he/she may do so. Thank the shareholder for his/ her time. (End phone call.)

I WILL HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON MAY 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683.

If YES: DO YOU HAVE ANY QUESTIONS?

If YES: Only answer questions using the proxy material. (See attached list of approved Q&A). (DO NOT GUESS). If the shareholder has questions that are account-specific and outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity representative.

If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING __________ (THREE OPTIONS: SPARTAN MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND, SPARTAN U.S. TREASURY MONEY MARKET FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If YES and Premium customer:

   Conference in Fidelity at 1-800-544-4442    .    Note: Premium
hours are 8    am   -8pm across all time zones    , Monday through
Friday   . When prompted enter     Premium    team number (do not
enter     "   0    05" for Team 005.  For Team 005, enter 5   ).  If
you do not have the team number, stay on the line    ,    introduce
the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (THREE OPTIONS: SPARTAN MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND, SPARTAN U.S. TREASURY MONEY MARKET FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)

If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)

If shareholder sounds hostile:

 Thank the shareholder for his/ her time. (End phone call.)

 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone. Let the shareholder know that you will be recording the next part of the call, to ensure accuracy in his/her vote. Confirm the shareholder's identity by having him/her repeat his/her full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.

 If the shareholder asks how the Board of Trustees voted, inform him/her that the Board of Trustees recommend a vote in favor of the proposals.

 Inform the shareholder that a confirmation letter will be sent to him/her, with a phone number to call if an error was made in recording his/her vote, or if he/she wishes to change his/her vote for any reason. Thank the shareholder for his/her time, and end the phone call.

    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL
WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.

 WOULD YOU LIKE TO VOTE BY TELEPHONE?

  If NO: Politely refer him/her to Fidelity at 1-800- 544-8888. (end call)

  If YES: Confirm the shareholder's identity by  having  him/her repeat their full name, address and  the last 4 digits of his/her
social security number.   Record the shareholder's vote on the
proposals.

  COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER? (If it doesn't match, ask for the last four digits of the social security number on the account.)

 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, you can mail him/her proxy materials and they can vote by mail.)

 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, offer to send proxy materials.)

 AGREES TO GIVE LAST FOUR DIGITS OF SSN:

 NOW I WILL READ YOU THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN.":

SPARTAN MONEY MARKET FUND

THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN MONEY MARKET FUND; (4) TO AMEND SPARTAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION; (5) TO AMEND SPARTAN MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

SPARTAN U.S. GOVERNMENT MONEY MARKET FUND

THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN U.S. GOVERNMENT MONEY MARKET FUND; (4) TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION; (7) TO AMEND SPARTAN U.S. GOVERNMENT MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

SPARTAN U.S. TREASURY MONEY MARKET FUND

THE PROPOSALS ARE (1) TO ELECT A BOARD OF TRUSTEES; (2) TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND; (3) TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR SPARTAN U.S. TREASURY MONEY MARKET FUND; (4) TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION; (6) TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY; (8) TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE; (9) TO AMEND SPARTAN U.S. TREASURY MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"

 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE TO YOU BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End
call.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. WHAT I CAN DO IS HAVE A NEW PROXY PACKAGE MAILED TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR MAY 19TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX YOUR SIGNED PROXY CARD TO 1-888-451-8683. THANK YOU FOR YOUR TIME THIS EVENING. (End call.)

SPARTAN MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN U.S. TREASURY MONEY MARKET FUND

LOG SHEET

 Date__________________

 DF King Rep_________________

Address Correction

Social Security No. (record from database; do not ask shareholder)________________

Shareholder
Name_______________________________________________________

Street Address
_________________________________________________________

City_________________________ State_____________ Zip
Code_________________

Materials to Be Sent

Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?     Yes_______
No________

SPARTAN MONEY MARKET FUND
SPARTAN U.S. GOVERNMENT MONEY MARKET FUND
SPARTAN U.S. TREASURY MONEY MARKET FUND

Script for Leaving a Message on an Answering Machine

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU REGARDING THE ________ (THREE OPTIONS: SPARTAN MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND, SPARTAN U.S. TREASURY MONEY MARKET FUND). I'M ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.

AS AN OWNER OF THE________ (THREE OPTIONS: SPARTAN MONEY MARKET FUND, SPARTAN U.S. GOVERNMENT MONEY MARKET FUND, SPARTAN U.S. TREASURY MONEY MARKET FUND), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL.
AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF PREMIUM, . . . PLEASE CALL
YOUR    FIDELITY     PREMIUM SERVICES TEAM    AT 1-800-544-4442
FROM    8    AM    - 8 PM ACROSS ALL TIME ZONES    , MONDAY THROUGH
FRIDAY].  THANK YOU FOR YOUR TIME.

Q&A

WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)

The Trustees oversee the investment policies of each fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed in the proxy statement. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)

The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. They also sign or certify any financial statements of the funds that are required by law to be independently certified and filed with the Securities and Exchange Commission (SEC).

WHY ARE SPARTAN U.S. TREASURY MONEY MARKET FUND, SPARTAN U.S.
GOVERNMENT MONEY MARKET FUND, AND SPARTAN MONEY MARKET FUND PROPOSING AMENDED MANAGEMENT CONTRACTS? (PROPOSAL 3)

The amended management contracts modify the list of expenses borne directly by each fund under its present management contract to include annual premiums, if any, for insurance coverage provided by a captive mutual insurance company. Each fund's amended management contract also allows Fidelity Management & Research (FMR) and the trust, on behalf of the fund, to modify the fund's management contract subject to the requirements of the Investment Company Act of 1940 (1940 Act). Please refer to the proxy statement for specific details of each fund's amended management contract proposal.

WHY WAS THE CAPTIVE MUTUAL INSURANCE COMPANY FORMED, AND WHAT TYPE OF LOSSES WILL IT COVER FOR THE FUNDS? (PROPOSAL 3)

Each fund attempts to maintain a stable net asset value of $1.00 per share. The possibility exists, however, that certain events such as the default of a security in a fund's portfolio could cause the fund to sustain a loss that results in the net asset value of the fund falling below $1.00 per share. A fund may obtain insurance to minimize, but not eliminate, the risk of such a loss. Because insurance provided directly by a third-party insurer can be expensive, FMR has established its own captive mutual insurance company to offer insurance to Fidelity money market funds effective January 1, 1999.

The mutual insurance company currently provides participating Fidelity money market funds with limited coverage (initially up to $100 million annually) against credit defaults and similar losses on securities in their investment portfolios. Certain other losses, such as those due to interest rate fluctuations, are not covered, and despite insurance coverage, a fund's net asset value could fall below $1.00 per share. Please refer to the proxy statement for specific details of each fund's insurance coverage.

WILL ALL THREE FUNDS BE PARTICIPATING IN THE INSURANCE COVERAGE?
(PROPOSAL 3)

Fidelity money market funds may participate in the insurance coverage in a given year if they hold insurable assets as of the prior September 30. Insurable assets include commercial paper, repurchase agreements, and obligations of municipalities, banks, and government agencies. Both Spartan Money Market Fund and Spartan U.S. Government Money Market Fund held insurable assets as of September 30, 1998, and the Board of Trustees determined that it is in the best interest of the funds and their shareholders to participate in the insurance coverage. As of September 30, 1998, Spartan U.S. Treasury Money Market Fund held only U.S. Treasury securities which are not insurable assets, and therefore the fund does not currently participate.

HAVE THE FUNDS ALREADY BEGUN PAYING THE ANNUAL PREMIUMS FOR THE
INSURANCE COVERAGE? (PROPOSAL 3)

FMR currently bears the cost of the annual premiums for Spartan U.S. Government Money Market Fund and Spartan Money Market Fund. If shareholders approve the amended management contracts, FMR will continue to bear such costs until December 31, 2003 for these funds as well as Spartan U.S. Treasury Money Market Fund (if, in the future, the fund participates in the insurance coverage). Each fund that participates in the insurance coverage will be required to pay the annual premiums beginning in 2004.

WHAT IS THE BENEFIT OF AMENDING EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION? (PROPOSAL 4)

All three funds are diversified investment companies as defined by the Investment Company Act of 1940 (1940 Act). In addition, as money market funds, each fund is subject to additional diversification requirements. These additional diversification requirements are amended by the Securities and Exchange Commission (SEC) from time to time, most recently on July 1, 1998. To avoid the cost and delays of additional shareholder solicitations should the SEC's requirements be amended further, the Trustees are proposing the amended fundamental investment limitations.

WHY IS SPARTAN MONEY MARKET FUND PROPOSING TO AMEND ITS FUNDAMENTAL INVESTMENT OBJECTIVE? (PROPOSAL 5)

The proposed change will allow the fund to more clearly communicate its investment objective and policies in conformity with the requirements of revised Form N-1A (the form used by open-end investment companies, like the fund, to register under the 1940 Act and the Securities Act of 1933). Form N-1A requires concise, understandable descriptions of a fund's investment objective and policies. Eliminating reference to the investment policy will have no material affect on the way the fund is managed. The proposed change also will allow the fund to more clearly communicate its investment objective and policies to shareholders, and is not expected to materially affect the investment strategies or performance of the fund.

WHY ARE SPARTAN U.S. TREASURY MONEY MARKET FUND AND SPARTAN U.S.
GOVERNMENT MONEY MARKET FUND PROPOSING TO AMEND CERTAIN FUNDAMENTAL INVESTMENT LIMITATIONS? (PROPOSALS 6, 7, 8 AND 9)

The primary purpose of these proposals is to revise each fund's investment limitations to conform to limitations that are expected to become standard for all funds managed by FMR. The Board of Trustees has concluded that these proposals will benefit the funds and their shareholders, and adoption of these proposals is not expected to affect the way each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

HAS THE FUND'S BOARD OF TRUSTEES APPROVED EACH PROPOSAL?

Yes. The Board of Trustees has unanimously approved all of the proposals and recommends that you vote to approve them.

HOW MANY VOTES AM I ENTITLED TO CAST?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of a fund on the record date. The record date is March 22, 1999.

HOW DO I VOTE MY SHARES?

You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8888.

HOW DO I SIGN THE PROXY CARD?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."